Exhibit 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Securacom, Incorporated, a corporation organized under the laws of the State of Delaware (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute, and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver, and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-1 under the Securities Act of 1933, any and all documents in support of or supplemental to said registration statement, any and all amendments thereto with respect to the initial public offering of shares of Common Stock by the Corporation, and a registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm, and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of April 30, 1997.
                                              Securacom, Incorporated


Attest:/s/ ELIZABETH SCHMITT            By:   /s/ RONALD C. THOMAS
           Elizabeth Schmitt                      Ronald C. Thomas
              Secretary          President, Chief Executive Officer and Director
                                             (Principal Executive Officer)



     /s/ RONALD C. THOMAS                        /s/ LARRY M. WEAVER
         Ronald C. Thomas                            Larry M. Weaver
President, Chief Executive Officer and Director  Senior Vice President, Chief
     (Principal Executive Officer)        Operating Officer and Chief Financial
                                          Officer (Principal Financial and
                                                     Accounting Officer)



   /s/ WIRT D. WALKER, III                  /s/ WIRT D. WALKER, III      U/P/A
       Wirt D. Walker, III                      Mishal Yousef Saud Al Sabah
             Chairman                                     Director


      /s/ MARVIN P. BUSH                         /s/ ROBERT B. SMITH, JR.
          Marvin P. Bush                             Robert B. Smith, Jr.
             Director                                     Director